                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


         Phillips Petroleum Company, a Delaware corporation, hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as its true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for it and in its name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as this Company might or could do, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated this 22 day of May, 1998.


                                        PHILLIPS PETROLEUM COMPANY



                                        By: /s/ W. W. ALLEN
                                           -----------------------------------
                                           W. W. Allen
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer


ATTEST:

/s/ DALE J. BILLAM
----------------------
Dale J. Billam
Secretary

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ W. W. ALLEN
                                        ----------------------------------------
                                        W. W. Allen
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer;
                                        Principal Executive Officer
                                        Phillips Petroleum Company


Date: May 22, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ NORMAN R. AUGUSTINE
                                        ----------------------------------------
                                        Norman R. Augustine, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ GEORGE B. BEITZEL
                                        ----------------------------------------
                                        George B. Beitzel, Director
                                        Phillips Petroleum Company


Date: May 12, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ DAVID L. BOREN
                                        ----------------------------------------
                                        David L. Boren, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ C. L. BOWERMAN
                                        ----------------------------------------
                                        C. L. Bowerman, Director
                                        Phillips Petroleum Company


Date: May 6, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ ROBERT E. CHAPPELL, JR.
                                        ----------------------------------------
                                        Robert E. Chappell, Jr., Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ LAWRENCE S. EAGLEBURGER
                                        ----------------------------------------
                                        Lawrence S. Eagleburger, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ LARRY D. HORNER
                                        ----------------------------------------
                                        Larry D. Horner, Director
                                        Phillips Petroleum Company


Date: May 12, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ J. J. MULVA
                                        ----------------------------------------
                                        J. J. Mulva, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ RANDALL L. TOBIAS
                                        ----------------------------------------
                                        Randall L. Tobias, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ VICTORIA J. TSCHINKEL
                                        ----------------------------------------
                                        Victoria J. Tschinkel, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ KATHRYN C. TURNER
                                        ----------------------------------------
                                        Kathryn C. Turner, Director
                                        Phillips Petroleum Company


Date: May 11, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ RAND C. BERNEY
                                        ----------------------------------------
                                        Rand C. Berney, Director
                                        Vice President and Controller,
                                        Principal Accounting Officer
                                        Phillips Petroleum Company


Date: May 6, 1998

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on May 11, 1998, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ T. C. MORRIS
                                        ----------------------------------------
                                        T. C. Morris, Senior Vice President
                                        and Chief Financial Officer,
                                        Principal Financial Officer
                                        Phillips Petroleum Company


Date: May 12, 1998